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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of ANADARKO PETROLEUM CORPORATION (the "Company"), a Delaware corporation, does hereby constitute and appoint SUZANNE SUTER and MICHAEL E. ROSE, and each of them, his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange commission in connection with the filing under said Act of the Form 10-K Annual Report, including specifically, but without limitation thereof, to sign his name as an Officer and/or Director of the Company to the Form 10-K Annual Report filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Annual Report or amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this ___ day of _______________, 2001.



      [ROBERT J. ALLISON, JR.]                         [CONRAD P. ALBERT]
-----------------------------------         ------------------------------------
       Robert J. Allison, Jr.                          Conrad P. Albert


        [LARRY BARCUS]                                   [RONALD BROWN]
-----------------------------------         ------------------------------------
         Larry Barcus                                     Ronald Brown


         [JAMES L. BRYAN]                            [JOHN R. BUTLER, JR.]
-----------------------------------         ------------------------------------
         James L. Bryan                               John R. Butler, Jr.


         [PRESTON M. GEREN III]                        [JOHN R. GORDON]
-----------------------------------         ------------------------------------
         Preston M. Geren III                            John R. Gordon


         [LAWRENCE M. JONES]                         [GEORGE LINDAHL III]
-----------------------------------         ------------------------------------
         Lawrence M. Jones                            George Lindahl III



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         [JOHN W. PODUSKA, SR.]                      [JEFF D. SANDEFER]
-----------------------------------         ------------------------------------
          John W. Poduska, Sr.                        Jeff D. Sandefer


         [JOHN N. SEITZ]                              [MICHAEL E. ROSE]
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         John N. Seitz                                 Michael E. Rose


         [JAMES R. LARSON]
------------------------------------
         James R. Larson